Exhibit 99.4

                        CERTIFICATION OF PERIODIC REPORT
                         PURSUANT TO 18 U.S.C. ss. 1350

         Pursuant to, and for purposes only of, 18 U.S.C. ss. 1350, each of the undersigned hereby certifies that (i) the Quarterly Report of Shore Bancshares, Inc. on Form 10-Q for the quarter ended March 31, 2003 filed with the Securities and Exchange Commission (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and (ii) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Shore Bancshares, Inc.



Date:    May 14, 2003                     /s/ W. Moorhead Vermilye
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                                          W. Moorhead Vermilye
                                          President/Chief Executive Officer



Date:    May 14, 2003                     /s/ Susan E. Leaverton
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                                          Susan E. Leaverton
                                          Treasurer/Principal Accounting Officer